Vanguard Windsor™ Fund

Supplement to the Prospectus and Summary Prospectus Dated February 25, 2015

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisors”:

Portfolio Managers

Richard Pzena, Managing Principal and co-Chief Investment Officer of Pzena. He has co-managed a portion of the Fund since 2012.

John P. Goetz, Managing Principal and co-Chief Investment Officer of Pzena. He has co-managed a portion of the Fund since 2012.

Benjamin S. Silver, CFA, CPA, Portfolio Manager at Pzena. He has co-managed a portion of the Fund since May 2015.

James N. Mordy, Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed a portion of the Fund since 2008.

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisors:

The managers primarily responsible for the day-to-day management of the Fund are:

Richard Pzena, Managing Principal and co-Chief Investment Officer of Pzena. He has worked in investment management since 1984, has managed investment portfolios for Pzena since 1996, and has co-managed a portion of the Fund since 2012. Education: B.S. and M.B.A., The Wharton School of the University of Pennsylvania.

John P. Goetz, Managing Principal and co-Chief Investment Officer of Pzena. He has worked in investment management since 1979, has managed investment portfolios for Pzena since 1996, and has co-managed a portion of the Fund since 2012. Education: B.A., Wheaton College; M.B.A., the Kellogg School of Management at Northwestern University.

(over, please)

Benjamin S. Silver, CFA, CPA, Portfolio Manager at Pzena. He has worked in investment management since 1999, has been with Pzena since 2001, has managed investment portfolios since 2006, and has co-managed a portion of the Fund since May 2015. Education: B.S., Yeshiva University.

James N. Mordy, Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has been with Wellington Management and has worked on the Windsor Fund investment team since 1985, has managed investment portfolios since 1997, and has managed a portion of the Fund since 2008. Education: B.A., Stanford University; M.B.A., The Wharton School of the University of Pennsylvania.

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© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 22 052015

Vanguard Windsor™ Funds

Supplement to the Statement of Additional Information Dated February 25, 2015

Statement of Additional Information Text Changes

In the Investment Advisory Services section, the following is added under the heading “1. Other Accounts Managed” beginning on page B-36: Benjamin S. Silver co-manages a portion of Vanguard Windsor Fund; as of March 31, 2015, the Fund held assets of $18.5 billion. As of March 31, 2015, Mr. Silver managed 6 other registered investment companies with total assets of $3.2 billion (advisory fees not based on account performance), 28 other pooled investment vehicles with total assets of $774 million (advisory fees not based on account performance), and 104 other accounts with total assets of $4.8 billion (advisory fees based on account performance for 3 of these accounts with total assets of $767 million).

Also in the Investment Advisory Services section, the following replaces similar text under the heading “3. Description of Compensation” on page B-38:

Mr. Pzena, Mr. Goetz, Mr. Silver, and the other investment professionals at Pzena are compensated through a combination of a fixed base salary, performance bonus, and equity ownership, if appropriate, due to superior personal performance. The time frame Pzena examines for bonus compensation is annual. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based on Fund performance or assets of the Fund. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that he/she has made and is likely to make in the future. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. This ties personnel to long term performance as the value of their ownership stake depends on our delivering superior long term results to investors. Mr. Pzena, Mr. Goetz, and Mr. Silver are equity owners of Pzena.

Also on page B-38, the following is added under the heading “4. Ownership of Securities”:

As of March 31, 2015, Mr. Silver did not own any shares of Vanguard Windsor Fund.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 022A 052015